UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

Gulf Island Fabrication, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

16225 Park Ten Place, Suite 300
Houston, Texas	77084
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 714-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	GIFI	NASDAQ

Item 3.03	Material Modification to Rights of Security Holders.

On May 9, 2019, Gulf Island Fabrication, Inc. (the “Company”) held its 2019 annual meeting of shareholders (the “annual meeting”) at which the Company’s shareholders voted, among other things, to approve various amendments to the Company’s amended and restated articles of incorporation (the “articles of incorporation”), as further described in Proposals 4, 5 and 6 in, and Appendix A to, the Company’s 2019 proxy statement, as filed with the Securities and Exchange Commission on March 29, 2019 (the “2019 Proxy Statement”).

At the annual meeting, the Company’s shareholders approved the following amendments to the articles of incorporation, each of which impacts the rights of the holders of the Company’s shares of common stock:

•	Decrease the threshold in the Company’s articles of incorporation required for a shareholder to call a special meeting of shareholders from a majority threshold to a 20% threshold;

•
Replace the supermajority vote standard for shareholders to amend the Company’s articles of incorporation and by-laws and to approve certain other corporate actions, such as a merger or sale of all or substantially all of the assets, with a majority vote standard; and

•
Remove the provision governing advance notice of board nominations by shareholders, as a modernized provision governing advance notice of board nominations by shareholders was added to the Company’s by-laws, as amended and restated on November 1, 2018.

Following approval by the shareholders of the amendments at the annual meeting, the Company filed amended and restated articles of incorporation with the Secretary of State of Louisiana giving effect to such amendments.

The foregoing summaries of the amendments to the articles of incorporation do not purport to be complete and are qualified in their entirety by the full text of the articles of incorporation, as amended and restated, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item. 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in this Current Report on Form 8-K under “Item 3.03. Material Modifications to Rights of Security Holders” is incorporated by reference herein. Additionally, effective May 9, 2019, the board of directors of the Company amended the articles of incorporation to remove the Series A Preferred Stock provision in Article III, as such shares were originally established and reserved for issuance in connection with a rights agreement which is now expired. Pursuant to the articles of incorporation and applicable law, the Company’s board of directors is permitted to amend the articles of incorporation without shareholder approval with respect to the terms of preferred stock.

On May 9, 2019, as disclosed in the 2019 Proxy Statement, following the approval of the amendment to the articles of incorporation to revise the special meeting threshold at the annual meeting, the board of directors of the Company amended and restated the Company’s by-laws (the “by-laws”), effective immediately, to remove reference in Section 2.3 of the by-laws to the default threshold under Louisiana corporate law to call a special meeting of shareholders.

The foregoing summaries of the amendments to the articles of incorporation and by-laws do not purport to be complete and are qualified in their entirety by the full text of the articles of incorporation and by-laws, each as amended and restated and which are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2019 annual meeting of shareholders on May 9, 2019, in Houston, Texas. At the annual meeting, the Company’s shareholders (1) elected Murray W. Burns, William E. Chiles, and Michael A. Flick to serve as Class I directors of the Company, each for a three-year term; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year; (4) approved an amendment to the articles of incorporation to increase the number of authorized shares of the Company’s common stock to 30,000,000 shares; (5) approved an amendment to the articles of incorporation to revise the special meeting threshold; and (6) approved certain other amendments to the articles of incorporation to conform to new Louisiana corporate law and current corporate governance practices.

Of the 15,236,377 shares of the Company’s common stock outstanding as of the record date, 12,327,291 shares were represented in person or by proxy at the annual meeting. The inspector of election reported the final vote of stockholders as follows:

Proposal No. 1: Election of three Class I director nominees. (1)

Name	For	Withhold	Broker Non-Votes

Murray W. Burns	9,384,931	1,093,959	1,848,401
William E. Chiles	9,566,972	911,918	1,848,401
Michael A. Flick	9,296,308	1,182,582	1,848,401

Proposal No. 2: Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
9,182,498	1,285,670	10,722	1,848,401

Proposal No. 3: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

For	Against	Abstain
12,125,079	174,506	27,706

Proposal No. 4: Approval of an amendment to the articles of incorporation to increase the number of authorized shares of the Company’s common stock to 30,000,000 shares.

For	Against	Abstain
12,118,091	175,216	33,984

Proposal No. 5: Approval of an amendment to the articles of incorporation to revise the special meeting threshold.

For	Against	Abstain	Broker Non-Votes
10,120,970	349,103	8,817	1,848,401

Proposal No. 6: Approval of certain other amendments to the articles of incorporation to conform to new Louisiana corporate law and current corporate governance practices.

For	Against	Abstain	Broker Non-Votes
10,288,086	185,838	4,966	1,848,401

(1)
Due to an administrative error, the proxy cards delivered to record holders and the voting instruction forms delivered to beneficial owners provided voting options of “for” or “withhold,” rather than “for,” “against,” or “abstain.” To account for the error, the inspector of election treated each “withhold” vote as a vote cast “against” the applicable director nominee, which results in a heightened standard for the election of directors. Because the number of total votes cast “for” each director nominee constituted a majority of votes cast, the inspector of election certified that each director nominee received a majority of the votes cast. The Company will correct this error in the voting options on the proxy card and the voting instruction form for future director elections.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith:

Exhibit No.             Description

Exhibit Number	Exhibit Title
3.1	Amended and Restated Articles of Incorporation of Gulf Island Fabrication, Inc., effective as of May 9, 2019.
3.2	Amended and Restated By-laws of Gulf Island Fabrication, Inc., effective as of May 9, 2019.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)
Dated:	May 13, 2019